Exhibit 10.8

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

SECOND AMENDMENT

This Amendment with the Effective Date of December 2, 1998 is to the License Agreement dated May 9, 1996 between Sangamo BioSciences, Inc. and Massachusetts Institute of Technology, which was first amended December 10, 1997.

The parties thereto now further agree as follows:

1.	M.I.T. Case No. 7968H, “Design Of Poly-Zinc Finger Proteins With Femtomolar Dissociation Constants”, by Jin-Soo Kim And Carl O. Pabo, U.S.S.N. 60/076,454, filed March 2, 1998 and M.I.T. Case No. 8027H, “A General Strategy For Selecting High-affinity Zinc Finger Proteins For Diverse DNA Target Sites”, by Harvey A. Greisman And Carl O. Pabo, U.S.S.N. 60/073,223, filed January 30, 1998 shall be added to the PATENT RIGHTS. The license granted hereunder shall be exclusive in all fields of use.

2.	In consideration of the license granted hereunder

(a)	LICENSEE shall pay M.I.T. an Amendment Issue Fee of:

(i)	[***] dollars ($[***]) due upon signing; and

(ii)	[***] dollars ($[***]) due upon issuance of the first claims of any M.I.T. Case 7968 patent; and

(iii)	[***] dollars ($[***]) due upon issuance of the first claims of any M.I.T. 8027 patent.

(b)	The License Maintenance Fees due under Paragraph 4.1(b) shall be increased to [***] dollars ($[***]) per year beginning on January 1, 2001 and beyond.

(c)	The sublicense fees due under Paragraph 4.1 (h) shall be increased to [***] dollars ($[***]) per sublicense granted plus [***] dollars ($[***]) per year per sublicense.

(d)	LICENSEE shall be responsible for payment of all fees and costs relating to the filing, prosecution and maintenance of M.I.T. Case Number 7968 and M.I.T. Case Number 8027, whether such fees and costs were incurred before or after the effective date of this Amendment. Fees incurred by M.I.T. as of November 17, 1998 are approximately Five Thousand Eight Hundred dollars ($5,800).

3.

(a)	LICENSEE shall have the primary responsibility for filing, prosecution and maintenance of the M.I.T. Case 7968 patents and patent applications and the

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

M.I.T. Case 8027 patents and patent applications. LICENSEE shall seek broad claims in M.I.T.’s best interest and shall not abandon any major claim without prior written permission from M.I.T., such permission not to be unreasonably withheld.

(b)	Notwithstanding any other provisions of this Agreement, LICENSEE shall not abandon the prosecution of M.I.T. Case 7968 or M.I.T. Case 8027 patents or patent applications (except for purposes of filing a continuation application) without prior written notice to M.I.T. at least sixty (60) days prior to the date on which any pending Patent Office actions need to be taken. Upon receiving such written notice, M.I.T. may, at its sole option and expense, take over prosecution of any such M.I.T. patents or patent applications. Thereafter, this Agreement shall terminate as to such M.I.T. patents or patent applications.

(c)	LICENSEE shall send copies of all correspondence concerning patent prosecution to M.I.T.

4.	In addition, the parties agree to add the following language to the License Agreement in order to acknowledge that Carl Pabo is a Howard Hughes Medical Institute (hereinafter “HHMI”) investigator and that HHMI has certain rights under the PATENT RIGHTS.

(a)	The following shall be added to the end of the first WHEREAS clause:

“and to the Howard Hughes Medical Institutes’ paid-up, non-exclusive, irrevocable license for non-commercial purposes, but with no right to assign or sublicense”

(b)	The following shall be added at the end of Section 2.3: “…, and subject to HHMI’s license described in Section 2.5.”

(c)	Section 2.5 shall be replaced in its entirety with: “M.I.T. reserves the right to practice under the PATENT RIGHTS and to allow third parties to practice under the PATENT RIGHTS in all fields of use for noncommercial research purposes. M.I.T. has granted HHMI a paid-up, non-exclusive, irrevocable license to use the PATENT RIGHTS for its non-commercial purposes, but with no right to assign or sublicense.”

(d)	The second line of Section 8.1 shall be replaced with “indemnify, defend and hold M.I.T., HHMI, their respective trustees, directors, officers, employees and affiliates”

(e)	Section 8.2 shall be amended to read “LICENSEE shall obtain and carry in full force and effect commercial, general liability insurance which shall protect LICENSEE and M.I.T. and HHMI with respect to events covered by Paragraph 8.1 above. Such insurance…shall list M.I.T. and HHMI as additional named insureds thereunder….”

(f)	Article 10, Non-Use of Names, shall be replaced in its entirety with:

“LICENSEE shall not use the names or trademarks of the Massachusetts Institute of Technology or Lincoln Laboratory or HHMI, nor any adaptation thereof, nor the names of any of the their employees, in any advertising, promotional or sales literature without prior written consent obtained from M.I.T., or HHMI or said employee, in each chase, except that LICENSEE may state that it is licensed by M.I.T. under one or more of the patents and/or applications comprising the PATENT RIGHTS.”

(g)	A new Section 12.3 shall be added stating “This Article 12 shall not apply to HHMI’s rights under Section 2.5 or Section 8.1.”

All other terms and conditions as set forth in the Agreement.

Agreed to for:

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SANGAMO BIOSCIENCES, INC.

By	/s/ Lita Nelson	By	/s/ Peter Bluford

Name	Lita Nelson	Name	Peter Bluford

Title	Director, Technology Licensing Office	Title	Vice President, Corporate Development

Date	August 19, 1999	Date	September 1, 1999